UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2023

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 1, 2023, HeartCore Enterprises, Inc. (the “Company”) entered into a loan and note purchase agreement (the “Loan and NPA”) with Sigmaways, Inc., a 51% owned subsidiary of the Company (“Sigmaways”). Pursuant to the terms of the Loan and NPA, the Company agreed to loan to Sigmaways $400,000 (the “Loan”), which Loan will be evidenced by a promissory note between the Company and Sigmaways (the “Sigmaways Note”). Of the $400,000 Loan, $300,000 will be used to make a loan to Sabatini Global, Inc. (“Sabatini”) in connection with engagement by Sigmaways of certain employees of Sabatini, to be evidenced by a promissory note between Sigmaways and Sabatini (the “Sabatini Note”), and the remainder will be used by Sigmaways to fund its operations.

On September 1, 2023, Sigmaways issued to the Company the Sigmaways Note in the principal amount of $400,000. The Sigmaways Note bears interest at the rate of 0.1% per annum, simple interest, and has a maturity date of September 1, 2026. There is no prepayment penalty. In the event that any amount due under the Sigmaways Note is not paid as and when due, such amounts will accrue interest at the rate of 10% per year until paid. Pursuant to the terms of the Sigmaways Note, in the event that any payments are made to Sigmaways by Sabatini in repayment of the Sabatini Note, Sigmaways agreed to pay such funds to the Company as a payment under the Sigmaways Note.

Upon the occurrence and during the continuance of an Event of Default (as defined in the Sigmaways Note, and which includes an event of default under the Sabatini Note), the Company may at any time at its option (i) declare the principal and any accrued interest under the Sigmaways Note due and payable; and (ii) exercise all other rights and remedies available to it under the transaction documents.

On September 1, 2023, Lucca Unlimited LLC, an affiliate of Andrew Sabatini, Sabatini’s founder and managing partner  (“Lucca”), issued to Sigmaways the Sabatini Note, in the principal amount of $300,000. The Sabatini Note bears interest at the rate of 4.0% per annum, simple interest, and has a maturity date of September 2, 2026. On the first business day following each annual anniversary of September 1, 2023, the issue date, Lucca agreed to pay to Sigmaways the sum of one-third of the total loan amount due and outstanding, including all accrued and unpaid interest as of such time (each, an “Annual Payment”). To the extent not repaid as of September 2, 2026 or forgiven as set forth in the Sabatini Note, the remaining principal amount and all accrued interest will be due and payable on September 2, 2026. There is no prepayment penalty.

In the event that the following conditions have been satisfied with respect to the prior year, then the applicable Annual Payment that would otherwise have been due and payable on such Annual Payment date will be deemed forgiven and the then-outstanding indebtedness under the Sabatini Note will be deemed reduced by the amount of the Annual Payment which is so forgiven:

(i)	Lucca remaining engaged by Sigmaways, whether pursuant to that certain independent contractor agreement, dated as of September 1, 2023, by and between Lucca and Sigmaways (the “Independent Contractor Agreement”) or otherwise;
(ii)	No event of default shall have occurred under the Sabatini Note or under the Independent Contractor Agreement;
(iii)	Lucca’s efforts must have accomplished Sigmaways’ meeting or exceeding the specified annual sales targets set by Sigmaways for the annual period preceding the applicable Annual Payment date, which shall be targets determined based on Sigmaways’ revenue goals and profitability to materially exceed the Annual Payment to be then forgiven by at least $250,000 and growth objectives;
(iv)	Lucca shall have maintained a high level of customer satisfaction, as measured by feedback surveys and client reviews, thereby demonstrating Sigmaways’ ability to build strong and lasting relationships with customers;

(v)	Lucca shall have actively collaborated with Sigmaways’ sales team and other departments to foster a cohesive and productive work environment;
(vi)	Lucca shall have actively contributed to the acquisition of new customers and business opportunities for Lucca, which may include generating leads, prospecting, and closing new deals;
(vii)	Lucca shall have provided timely and accurate sales reports, forecasts, and other relevant data to Sigmaways’ management team, which information will aid in decision-making and strategy development;
(viii)	Lucca and its personnel must have actively engaged in professional development opportunities, such as attending industry events, workshops, and training sessions, to enhance Lucca’s and its personnel’s skills and knowledge; and
(ix)	Lucca and its personnel must have adhered to all of Sigmaways’ company policies, ethical standards, and legal requirements while conducting sales and business activities.

Upon an event of default under the Sabatini Note, including a breach of or default by Lucca of any of the terms of the Independent Contractor Agreement which has not been cured within five days of written notice therefor from Sigmaways to Lucca, among other things, Sigmaways may declare all or any portion of the then-outstanding indebtedness under the Sabatini Note due and payable, and/or the entire unpaid and outstanding principal amount and accrued interest thereon, will bear interest at 10% per annum, compounded annually.

The Sabatini Note is personally guaranteed by Sabatini and by Mr. Sabatini, Sabatini’s managing partner and founder, and Lucca’s sole partner.

The foregoing description of the Loan and NPA, the Sigmaways Note and the Sabatini Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan and NPA, the Sigmaways Note and the Sabatini Note, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 hereof regarding the Sigmaways Note and the Sabatini Note is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Loan and Note Purchase Agreement, dated September 1, 2023, by and between HeartCore Enterprises, Inc. and Sigmaways, Inc.
10.2	Promissory Note, dated September 1, 2023, issued by Sigmaways, Inc. in favor of HeartCore Enterprises, Inc.
10.3	Promissory Note, dated September 1, 2023, issued by Lucca Unlimited LLC in favor of Sigmaways, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: September 11, 2023	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer